Fourth-Quarter and Full-Year 2022 Earnings February 22, 2023 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to, information regarding: 2023 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; acquisition-related synergies; capital allocation priorities, including future increases in the dividend; the impact of macroeconomic factors; strategic focus areas, targets and initiatives; expected impact from deployment of tech-enabled solutions, including digital retail solutions and ATM managed services; sustainability initiatives; and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, inflation, and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information, including from a cybersecurity incident; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

3 Key Messages (non-GAAP) Delivered full-year 2022 results in line with guidance • Revenue, operating profit, adjusted EBITDA and EPS all within original 2022 guidance range despite currency headwinds • Revenue +8% (+12% organic), highest organic growth rate in over a decade1 • Operating profit +17% (+23% organic), margin 12.1%, expansion of 90 basis-points • Adjusted EBITDA +15%, margin 17.4%, expansion of 110 basis-points • EPS up 26% to $5.99 per share Strong 4Q results…third consecutive quarter of double-digit organic revenue and profit growth • Revenue +8% (+12% organic) • Operating profit +22% (+30% organic), margin 15.7%, North American segment operating margin over 15% • Adjusted EBITDA +18%, margin 20.8%, quarterly Adj EBITDA margin over 20% for the first time in history • EPS up 25% to $2.10 per share 2023 Outlook • Revenue growth between 6% and 9% with continued strong growth in Digital Retail Services (DRS) and ATM Managed Services (AMS) • Operating profit margin expansion of 100bps2 • EPS between $6.30 and $7.00 • Free cash flow between $325 and $375M with conversion from adjusted EBITDA of 40%2 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Total company organic revenue growth adjusted to exclude Venezuela prior to the 2018 deconsolidation. 2. At midpoint of guidance range.

4 $566 $683 $788 2020 2021 2022 Full-Year 2022 Results (non-GAAP, $ millions, except EPS) Revenue +8% Organic +12% Acq +2% FX (6%) EPS +26%Adj. EBITDA +15%Op Profit +17% Organic +23% Acq +3% FX (10%) $381 $471 $550 2020 2021 2022 12.1% Margin 11.2% Margin 10.3% Margin Constant Currency +14% Constant Currency +26% Constant Currency +23% Constant Currency +40% 17.4% Margin 16.3% Margin 15.3% Margin +33% excluding $0.24 / share MGI gain in 20211 $3,691 $4,200 $4,536 2020 2021 2022 $4.51 Excl. MGI Gain1 $3.76 $4.75 $5.99 2020 2021 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non- GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). 2021 included a gain of $16 million ($0.24 per share) in MGI stock, which was sold in July 2021 and had no impact on 2022 results.

5 Strong 2022 Performance Establishes a Foundation for 2023 7% -0.5% 4% 7% 6% 4% 5% 3% 6% 6% 7% 6% -7% 5% 12% ~9% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PandemicRecession Organic Revenue Growth1 Notes: See detailed reconciliations of non-GAAP to GAAP 2022 results included in the Fourth Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2014-2020 results in the Appendix. 1. Total company organic revenue growth adjusted to exclude Venezuela prior to the 2018 deconsolidation. 2. At midpoint of guidance range. • Established pricing discipline and cadence • Accelerated growth in tech-enabled solutions • Established global ATM Managed Services (AMS) organization • Expanded Digital Retail Solutions (DRS) global installed base 4.0% 5.6% 7.4% 8.8% 10.1% 10.6% 10.3% 11.2% 12.1% ~13.1% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Operating Profit Margin • Expanded the Brink’s Business System to additional operations globally • Implemented a global restructuring plan to optimize operations through sustainable fixed cost reductions • Continued to drive growth in higher margin AMS and DRS offerings (non-GAAP) 2 2

Brink's Financial Model

2023 Focus Areas

Cash & Valuables Management

- Improve customer satisfaction
- Leverage strong brand and market presence
- Drive additional efficiencies in operations and infrastructure

Digital Retail Solutions

- Drive further expansion globally
- Offer enhanced features though innovation and tech enablement
- Deliver cost effective solutions with provisional credit

ATM Managed Services

- Logical partner of choice in bank infrastructure outsourcing trends
- Realize synergies across AMS platform
- Expand into high-margin managed services with existing retail and financial institution relationships

Strong 2022 Performance

Digital Retail Solutions and ATM Managed Services represent 16% of total 2022 revenue

2022 revenue organic growth rates:

- Cash & Valuables Management ~9%
- DRS ~25%
- AMS ~50%

2023 Targets

Strong Organic Growth

- 7% to 11% organic revenue growth

Expanded Profit Margins

- Approximately 100bps operating profit margin expansion

Increased Free Cash Flow

- FCF Conversion ~40% of Adjusted EBITDA

Note: See descriptions of 2023 focus areas in the Appendix.

BRINKS 6

7 Fourth-Quarter 2022 Results Continued Double-digit Organic Growth and Margin Expansion, Offsetting FX Impact (non-GAAP, $ millions, except EPS) Revenue +8% Organic +12% Acq +4% FX (7%) EPS +25%Adj. EBITDA +18%Op Profit +22% Organic +30% Acq +4% FX (12%) $1,022 $1,098 $1,191 2020 2021 2022 Constant Currency +16% Constant Currency +34% Constant Currency +28% Constant Currency +42% $194 $210 $247 2020 2021 2022 $145 $154 $187 2020 2021 2022 $1.64 $1.68 $2.10 2020 2021 2022 15.7% Margin 14.0% Margin 14.2% Margin 20.8% Margin 19.1% Margin 19.0% Margin Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non- GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates.

8 $154 $46 $7 $206 ( $19 ) $187 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Fourth-Quarter Revenue and Operating Profit vs 2021 (non-GAAP, $ millions) % Change (7%)12% 4% 8%16% Constant Currency Constant Currency Revenue Operating Profit $1,098 $129 $44 $1,271 ( $80 ) $1,191 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 14.0% Margin 15.7% Margin % Change 30% 4% 34% (12%) 22% 16.2% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. Strong Organic Growth Offsets FX Impact

Fourth-Quarter Adjusted EBITDA and EPS vs 2021

Adjusted EBITDA +18%, EPS +25%

(non-GAAP, $ millions, except EPS)


2022 EPS: $2.10 +25% vs PY
2021 EPS: $1.68
Diluted Shares[1]
47.5 million
49.1 million
+18%
$187
15.7% Margin
($44)
($45)
Tax Rate 33.6% in 2021 and 30.3% in 2022
$0
$100
$50
$88
$12
($2)
$247
20.8% Margin
Op Profit
Interest Expense
Taxes
Other
Income from Continuing Ops
D&A
Interest Exp & Taxes
Stock Comp
Marketable Securities
Adj. EBITDA

	Op Profit	Interest Expense	Taxes	Other	Income from Continuing Ops	D&A	Interest Exp & Taxes	Stock Comp	Marketable Securities	Adj. EBITDA
Vs. 2021	$34	($15)	($1)	($1)	$17	$1	$16	$6	($2)	$38

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

1. Reduction in diluted shares was driven by the repurchase of shares. Reduction in diluted shares was driven by $200M in accelerated share repurchase ("ASR") programs of which over 80% was completed in 2021. The remaining amount was completed in April 2022. A total of 2.9 million shares were repurchased under these ASRs at an average repurchase price of $67.92. During the third quarter of 2022, we used $27.3 million to repurchase, in the open market, 501,560 shares at an average repurchase price of $54.36 per share. During the fourth quarter of 2022, we used $24.9 million to repurchase, in the open market, 446,835 shares at an average repurchase price of $55.75 per share.

BRINKS 9

10 $550 $238 $788 ( $164 ) ( $128 ) ( $116 ) ( $177 ) $203 Adj. EBITDA WC, Cash Restructuring & Deferred Payments Cash Taxes Cash Interest Cash CapEx Free Cash Flow before Dividends Free Cash Flow Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. 2022 results and 2023 target include cash proceeds from sale of property, equipment and investments; 2022 excludes our initial investment in France to support the take-over of the BPCE ATM network. (Non-GAAP, $ millions) 2022 vs. 2021 $106 ( $76 ) ( $44 ) ( $10 ) ( $17 ) ( $42 ) 1 Op Profit D&A / Other Adjusted EBITDA ~40% Conversion from Adjusted EBITDA Expected in 2023 2023 Target $855 - $905 ( $45) ( $130 ) ( $175 ) ( $180 ) $325 - $375

11 Capital Allocation Priorities Note: Capital allocation priorities not shown in priority order. 1. At midpoint of guidance range. 2. Opex inv estments included in Adjusted EBITDA guidance. 3. Based on mid-point of FCF and Adjusted EBITDA guidance and scheduled debt payments. Disciplined capital allocation model expected to allow the flexibility to optimize shareholder returns in 2023 $325 - $375 in 2023 Free Cash Flow • Target Cash Capex of less than 4% of revenue in 2023 • Focus on deals with strong synergy potential that fit within our current footprint or service offerings • Achieve leverage target with Adjusted EBITDA growth3 • Planning for consistent annual increases • Take advantage of valuation opportunities 2x - 3x Net Debt Target Accretive M&A Share Repurchase Return of Capital Organic Investments2 Dividends 40% conversion from Adj. EBITDA1

12 2022 Actual 2023 Guidance Growth Revenue $4,536 $4,800 - 4,950 ~7% Operating Profit $550 $615 – 665 ~16% Margin 12.1% ~13.1% Adjusted EBITDA $788 $855 – 905 ~12% Margin 17.4% ~18.1% Free Cash Flow $203 $325 – 375 ~72% FCF / EBITDA 26% ~40% EPS $5.99 $6.30 – 7.00 ~11% 2023 Guidance | Strong 2022 Performance Establishes a Foundation for Growth (non-GAAP, $ millions, except EPS) Notes: See detailed reconciliations of non-GAAP to GAAP 2022 results in the Appendix and included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. The 2023 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inflationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. 2024 Framework Organic Revenue Growth Mid to High Single Digits Operating Profit Margin Improvement ~100bps Free Cash Flow Conversion Approaching 50% 2021 Investor Day framework remains intact

13 Closing and Q&A

Appendix

15 Sustainability Spotlight: Hong Kong Brink’s Hong Kong recently won two sustainability awards from the Hong Kong Quality Assurance Agency Brink’s Hong Kong was named A Pioneering Organization in ESG Disclosure Enhancement The awards recognized enhanced ESG disclosures including the Brink’s focus on: • Use of solar panels on trucks • Transition to electric vehicles • Introduction of digital retail solutions leading to: • Less miles driven • Lower fuel usage • Lower emissions Brink’s Sustainability Update Expected To Be Published in First Half of 2023

16 Fourth-Quarter 2022 Results by Segment ($ millions) $373 $413 2021 2022 $50 $62 2021 2022 13.4% Margin 15.1% Margin $294 $312 2021 2022 $77 $84 2021 2022 26.1% Margin 26.8% Margin $197 $203 2021 2022 $37 $43 2021 2022 18.9% Margin 21.2% Margin Latin America Revenue +6% Op Profit +9% Constant currency +16% +24% North America Revenue +11% Op Profit +25% Constant currency +12% +25% Europe Revenue +12% Op Profit 9% Constant currency +26% +22% Rest of World Revenue +3% Op Profit +15% Constant currency +12% +24% Organic +11% +24% Acq +1% +1% FX (1%) – Organic +16% +24% Acq – – FX (10%) (15%) Organic +8% 4% Acq +17% 18% FX (13%) (13%) Organic +12% +24% Acq – – FX (9%) (9%) $234 $263 2021 2022 $32 $35 2021 2022 13.4% Margin 13.8% Margin Note: Constant currency represents 2022 results at 2021 exchange rates.

17 Full-Year 2022 Results by Segment ($ millions) Note: Constant currency represents 2022 results at 2021 exchange rates. $148 $159 2021 2022 10.5% Margin 10.0% Margin $1,126 $1,211 2021 2022 $257 $278 2021 2022 22.9% Margin 22.9% Margin $132 $164 2021 2022 17.5% Margin 20.2% Margin Organic +10% +2% Acq +3% +5% FX – – Organic +15% +20% Acq – – FX (7%) (12%) Organic +9% +16% Acq +5% +7% FX (12%) (14%) Organic +14% +32% Acq +1% +1% FX (7%) (8%) $90 $98 2021 2022 10.6% Margin 9.8% Margin $1,407 $1,584 2021 2022 $917 $931 2021 2022 $750 $809 2021 2022 Latin America Revenue +8% Op Profit +8% Constant currency +15% +20% North America Revenue +13% Op Profit +7% Constant currency +13% +7% Europe Revenue +2% Op Profit +10% Constant currency +14% +23% Rest of World Revenue +8% Op Profit +25% Constant currency +15% +32%

18 $471 $110 $15 $595 ( $45 ) $550 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Full-Year Revenue and Operating Profit vs 2021 (non-GAAP, $ millions) % Change (6%)12% 2% 8%14% Constant Currency Constant Currency % Change 23% 3% 26% Revenue Operating Profit $4,200 $494 $94 $4,788 ( $252 ) $4,536 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 11.2% Margin 12.1% Margin (10%) 17% 12.4% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses.

Full-Year Adjusted EBITDA and EPS vs 2021

Adjusted EBITDA +15%, EPS +26%

(non-GAAP, $ millions, except EPS)



2022 EPS: $5.99 +26% vs PY, +33% ex MGI[1]
2021 EPS: $4.75
Diluted Shares[2]
47.8 million
50.1 million
$550
12.1% Margin
($138)
($130)
Tax Rate 33.6% in 2021 and 30.3% in 2022
$4
$286
$190
$268
$49
($4)
+15%
$788
17.4% Margin
Op Profit
Interest Expense
Taxes
Other
Income from Continuing Ops
D&A
Interest Exp & Taxes
Stock Comp
Marketable Securities
Adj. EBITDA

	Op Profit	Interest Expense	Taxes	Other	Income from Continuing Ops	D&A	Interest Exp & Taxes	Stock Comp	Marketable Securities	Adj. EBITDA
Vs. 2021	$80	($27)	($3)	($2)	$49	$1	$30	$15	$12	$106

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). 2021 included a gain of $16 million ($0.24 per share) in MGI stock, which was sold in July 2021 and had no impact on 2022 results.
2. Reduction in diluted shares was driven by the repurchase of shares. Reduction in diluted shares was driven by $200M in accelerated share repurchase ("ASR") programs of which over 80% was completed in 2021. The remaining amount was completed in April 2022. A total of 2.9 million shares were repurchased under these ASRs at an average repurchase price of $67.92. During the third quarter of 2022, we used $27.3 million to repurchase, in the open market, 501,560 shares at an average repurchase price of $54.36 per share. During the fourth quarter of 2022, we used $24.9 million to repurchase, in the open market, 446,835 shares at an average repurchase price of $55.75 per share.

BRINKS 19

20 $788 $683 $815 3 2021 Actual 2022 Actual Net Debt and Leverage Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Fourth Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Net of unamortized debt issuance costs of $10 million as of 12/31/2021 and $8 million as of 12/31/2022. 2. Net Debt divided by Adjusted EBITDA. 3. Adjusted to include NoteMachine acquisition impact based on the fiscal year ended June 30, 2022, at exchange rates as of 9/30/2022. 4. Bank-def ined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. Max ratio is 3.75x as of 12/31/21 and 3.5x as of 12/31/22. 5. If all av ailable cash is used to paydown debt. (Non-GAAP, $ millions) Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $990 $992 $1,301 $1,524 $2,291 $2,516 12/31/2021 Actual 12/31/2022 Actual Unsecured Senior Notes1 Secured Net Debt Leverage Ratio2 3.4 3.2 Adjusted Leverage Ratio3 3.1 Secured Leverage Ratio4 2.0 2.1 Expect Leverage of ~2.6x by Year-End 20235

21 $206 $257 $386 $1,000 $1,000 $1,000 $1,298 $1,228 $1,383 $495 $647 $602 $676 $887 12/31/2020 12/31/2021 12/31/2022 Cash and Debt Capacity Credit Facility Amend and Extend Closed June 2022 • Term Loan A expanded from $1.2 billion to $1.4 billion • Maturity extended from February 2024 to June 2027 • Improved rate grid No Maturities until 2025 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest SOFR plus 1.50% • In July, monetized $400M USD/EUR interest rate swap for $67 million Debt Covenants Amended • Net secured debt leverage ratio of 2.1x vs 3.5x max No legacy liability contributions expected until 2026 Moody’s Ba2 (Stable); S&P BB (Positive) Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.2 B Liquidity ($ millions, except where noted) ~$1.2 B Liquidity Strong Financial Health – Ample Liquidity

22 Debt Maturity Profile $35 $53 $400 $70 $600 $1,155 $70 $1,000 2023 2024 2025 2026 2027 Term Loan A Amortization Revolver Term Loan A Amortization Term Loan A Amortization Term Loan A Senior NotesSenior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions)

23 Primary US Pension • Based on actuarial assumptions (as of 12/31/22). • Remeasurement occurs every year-end: to be disclosed in the 2022 annual report on Form 10-K. United Mine Workers of America (“UMWA”) • Based on actuarial assumptions (as of 12/31/22). • Remeasurement occurs every year-end: to be disclosed in the 2022 annual report on Form 10-K. Estimated Cash Payments for Legacy Liabilities Payments to Primary U.S. Pension Payments to UMWA $- $8 $16 $16 $167 2022 2033 2034 2035 After 2035 $- $12 $12 $10 $37 2022 2026 2027 2028 2029-2034 ($ millions) No Additional Contributions Expected Until 2026 No Cash Payments Needed Until 2033

24 2020 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 26 f or f ootnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Q4 Full Year Revenues: GAAP 1,021.6$ 3,690.9 Non-GAAP 1,021.6$ 3,690.9 Operating profit (loss): GAAP 111.9$ 213.5 Reorganization and Restructuring(a) 16.9 66.6 Acquisitions and dispositions(a) 16.9 83.1 Argentina highly inflationary impact(a) 2.3 10.7 Internal loss(a) (3.0) 6.9 Reporting compliance(a) 0.1 0.5 Non-GAAP 145.1$ 381.3 Interest expense: GAAP (26.2)$ (96.5) Acquisitions and dispositions(a) 0.4 1.9 Non-GAAP (25.8)$ (94.6) Taxes: GAAP 53.1$ 56.6 Retirement plans(c) 2.1 7.9 Reorganization and Restructuring(a) 4.2 15.8 Acquisitions and dispositions(a) 1.9 11.6 Argentina highly inflationary impact(a) (0.6) (1.3) Internal loss(a) (0.7) 1.6 Income tax rate adjustment(b) (20.3) - Non-GAAP 39.7$ 92.2 2020

25 2020 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 26 f or f ootnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q4 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP 25.1$ 16.8 Retirement plans(c) 7.2 25.9 Reorganization and Restructuring(a) 12.7 51.0 Acquisitions and dispositions(a) 17.8 79.4 Argentina highly inflationary impact(a) 2.8 11.9 Internal loss(a) (2.3) 5.3 Reporting compliance(a) 0.1 0.5 Income tax rate adjustment(b) 19.3 - Non-GAAP 82.7$ 190.8 EPS: GAAP 0.50$ 0.33 Retirement plans(c) 0.14 0.51 Reorganization and Restructuring(a) 0.25 1.00 Acquisitions and dispositions(a) 0.35 1.56 Argentina highly inflationary impact(a) 0.06 0.23 Internal loss(a) (0.05) 0.10 Reporting compliance(a) - 0.01 Income tax rate adjustment(b) 0.38 - Non-GAAP 1.64$ 3.76 Depreciation and Amortization: GAAP 54.6$ 206.8 Reorganization and Restructuring(a) (0.4) (1.3) Acquisitions and dispositions(a) (10.2) (36.1) Argentina highly inflationary impact(a) 0.4 (1.8) Non-GAAP 44.4$ 167.6 2020

26 2020 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2023 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization, U.S. retirement plan costs and approved restructuring actions. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2023. The 2023 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inf lationary accounting on our Argentina operations in 2023 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2023. a) See “Other Items Not Allocated To Segments” on slide 27 f or details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.8% for 2020. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. e) There is no dif f erence between GAAP and non-GAAP share-based compensation amounts for the periods presented. f) Due to the impact of Argentina highly inflationary accounting, there was a $0.1 million non-GAAP adjustment for a gain in the fourth quarter of 2020. There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the other periods presented. Q4 Full Year Adjusted EBITDA(d): Net income attributable to Brink's - GAAP 25.2$ 16.0 Interest expense - GAAP 26.2 96.5 Income tax provision - GAAP 53.1 56.6 Depreciation and amortization - GAAP 54.6 206.8 EBITDA 159.1$ 375.9 Discontinued operations - GAAP (0.1) 0.8 Retirement plans(c) 9.3 33.8 Reorganization and Restructuring(a) 16.5 65.5 Acquisitions and dispositions(a) 9.1 53.0 Argentina highly inflationary impact(a) 2.6 8.8 Internal loss(a) (3.0) 6.9 Reporting compliance(a) 0.1 0.5 Income tax rate adjustment(b) (1.0) - Share-based compensation(e) 10.0 31.3 Marketable securities (gain) loss(f) (8.2) (10.5) Adjusted EBITDA 194.4$ 566.0 2020

27 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized $66.6 million of net costs in operating profit and $0.6 million of costs in interest and other nonoperating income (expense) in 2020, primarily severance costs. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non- GAAP results. These items are described below: 2020 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $35.1 million in 2020. • We incurred $23.5 million in integration costs related to Dunbar and G4S in 2020. • Transaction costs related to business acquisitions were $19.3 million in 2020. • Restructuring costs related to acquisitions were $4.7 million in 2020. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In 2020, we recognized $10.7 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $7.7 million. These amounts are excluded from non- GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2020, we incurred $0.3 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we planned to attempt to collect these receivables, we estimated an increase to bad debt expense of $6.6 million in 2020. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2020 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($0.5 million in 2020).

28 2014-2019 Non-GAAP Results Reconciled to GAAP Amounts may not add due to rounding. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) a) See “Other Items Not Allocated To Segments” on slides 29-30 for details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. 2014 2015 2016 2017 2018 2019 Full Year Full Year Full Year Full Year Full Year Full Year Revenues: GAAP 3,562.3$ 3,061.4 3,020.6 3,347.0 3,488.9 3,683.2 Venezuela operations(a) (211.8) (84.5) (109.4) (154.1) (51.4) - Acquisitions and dispositions(a) - - (2.8) - - 0.5 Internal loss(a) - - - - - (4.0) Non-GAAP 3,350.5$ 2,976.9 2,908.4 3,192.9 3,437.5 3,679.7 Operating profit (loss): GAAP 59.4$ 96.4 184.5 273.9 274.7 236.8 Venezuela operations(a) 94.8 45.6 (18.5) (20.4) (2.3) - Reorganization and Restructuring(a) 21.8 15.3 30.3 22.6 20.6 28.8 Acquisitions and dispositions(a) (43.9) 10.2 19.5 5.3 41.4 88.5 Argentina highly inflationary impact(a) - - - - 8.0 14.5 Internal loss(a) - - - - - 20.9 Reporting compliance(a) - - - - 4.5 2.1 Share-based compensation adj.(a) 2.4 - - - - - Non-GAAP 134.5$ 167.5 215.8 281.4 346.9 391.6

29 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Venezuela operations Prior to the deconsolidation of our Venezuelan subsidiaries effective June 30, 2018, we excluded from our segment results all of our Venezuela operating results, due to the Venezuelan government's restrictions that have prevented us from repatriating funds. As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), has assessed segment performance and has made resource decisions by segment excluding Venezuela operating results. Reorganization and Restructuring 2016 Restructuring In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized charges of $18.1 million in 2016, an additional $17.3 million in 2017, and $13.0 million in 2018. The actions under this program were substantially completed in 2018, with cumulative pretax charges of approximately $48 million. Executive Leadership and Board of Directors In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to the Executive Leadership and Board of Directors restructuring actions. 2015 Restructuring Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million. 2014 Restructuring Brink’s reorganized and restructured its business in December 2014. Severance costs of $21.8 million associated with these actions were recognized in 2014 and an additional $1.9 million in costs were recognized in 2015 related to this restructuring. Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $4.6 million in 2017 and $7.6 million in 2018, primarily severance costs. We recognized charges of $28.8 million in 2019, primarily severance costs and charges related to the modification of share-based compensation awards. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2019 Acquisitions and Dispositions • We incurred $43.1 million in integration costs related to Dunbar, Rodoban, COMEF and TVS in 2019. • Amortization expense for acquisition-related intangible assets was $27.8 million in 2019. • Restructuring costs related to acquisitions, primarily Rodoban and Dunbar, were $5.6 million in 2019. • Transaction costs related to business acquisitions were $7.9 million in 2019. • Compensation expense related to the retention of key Dunbar employees was $1.5 million in 2019. • In 2019, we recognized $2.2 million in net charges, primarily asset impairment and severance costs, related to the exit from our top-up prepaid mobile phone business in Brazil. 2018 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $17.7 million in 2018. • Integration costs in 2018 related to acquisitions in France and the U.S. were $8.1 million. • 2018 transaction costs related to business acquisitions were $6.7 million. • We incurred 2018 severance charges related to our acquisitions in Argentina, France, U.S. and Brazil of $5.0 million. • Compensation expense related to the retention of key Dunbar employees was $4.1 million in 2018. • We recognized a net gain in 2018 ($2.6 million, net of statutory employee benefit) on the sale of real estate in Mexico.

30 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) 2017 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $8.4 million in 2017. • A net gain of $7.8 million was recognized in 2017 related to the sale of real estate in Mexico. • We incurred 2017 severance costs of $4.0 million related to our acquisitions in Argentina and Brazil. • Transaction costs were $2.6 million related to acquisitions of new businesses in 2017. • We recognized currency transaction gains of $1.8 million related to acquisition activity in 2017. 2016 Acquisitions and Dispositions • Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation were included in items not allocated to segments and were excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations were treated similarly to the Republic of Ireland. • Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. • Brink's recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016. 2015 Acquisitions and Dispositions • These items related primarily to Brink's sale of its 70% interest in a cash management business in Russia in the fourth quarter of 2015 from which we recognized a $5.9 million loss on the sale. • Amortization expense for acquisition-related intangible assets was $4.2 million in 2015. 2014 Acquisitions and Dispositions • Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain. Other divestiture gains were $0.6 million. • A favorable adjustment of $0.7 million to the 2010 business acquisition gain for Mexico. • Amortization expense for acquisition-related intangible assets was $5.5 million in 2014. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the second half of 2018, we recognized $8.0 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $6.2 million. In 2019, we recognized $14.5 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $11.3 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2019, we incurred $4.5 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. In the third quarter of 2019, we were able to identify $4.0 million of revenues billed and collected in prior periods which had never been recorded in the general ledger. We also identified and recorded $0.3 million in bank fees, which had been incurred in prior periods. The rebuild of the subledger was completed during the third quarter of 2019. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we planned to attempt to collect these receivables, we estimated an increase to bad debt expense of $13.7 million in the third quarter of 2019. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2018 and 2019 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($2.7 million in 2018 and $1.8 million in 2019) and the mitigation of material weaknesses ($1.8 million in 2018 and $0.3 million in 2019). Share-based compensation adjustment Accounting adjustment related to share-based compensation of $2.4 million in 2014 was not allocated to segment results. The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

31 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as av ailable for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our f inancial leverage. We believe that investors also may find Net Debt to be helpful in ev aluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set f orth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2021 and December 31, 2022. December 31, December 31, (In millions) 2021 2022 Debt: Short-term borrowings 9.8$ 20.4$ Long-term debt 2,956.9 3,382.4 Total Debt 2,966.7 3,402.8 Less: Cash and cash equivalents 710.3 972.0 Amounts held by Cash Management Services operations(a) (34.7) (85.2) Cash and cash equivalents available for general corporate purposes 675.6 886.8 Net Debt 2,291.1$ 2,516.0$

32 Description of 2023 Focus Areas The Brink’s Company and subsidiaries Cash and Valuables Management Cash and valuables management services include cash-in-transit services, basic ATM services, Brink’s Global Services (“BGS”), cash management services and vaulting services. Digital Retail Solutions (“DRS”) Digital retail solutions includes services that facilitate faster access to cash deposits leveraging Brink’s tech-enabled sales and software platforms and enable enhanced customer analytics and visibility. DRS offers small and mid-sized enterprises a cost-effective solution that simplifies cash acceptance and enables merchants to access their cash without visiting a bank. DRS includes our patented Brink’s Complete™ and CompuSafe® services. ATM Managed Services (“AMS”) ATM managed services provides comprehensive services for ATM management beyond basic ATM services including cash forecasting, cash optimization, ATM remote monitoring, service call dispatching, transaction processing, and installation services. AMS provides an economical solution for financial institutions, retailers and independent ATM owners to outsource day-to-day operation of ATMs. For certain customers, we take ownership of ATM devices as part of our managed services offering.